UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011
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DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)
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Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement

On November 17, 2011, Bagger Dave’s Franchising Corporation (“Franchisor” or “BDFC”), a wholly-owned subsidiary of Diversified Restaurant Holdings, Inc. (collectively, with Franchisor, the “Company”), entered into an Area Development Agreement (the “ADA”) with BD’s Restaurant Group, LLC (“Franchisee”) granting Franchisee the right, and imposing upon Franchisee the obligation, to develop and operate six Bagger Dave’s Legendary Burger Tavern® (“Bagger Dave’s”) restaurants.  The restaurants may be developed in Cape Girardeau County, Missouri; Jackson County/Williamson County, Illinois; McCracken County/Warren County, Kentucky; Montgomery County, Tennessee; and Vanderburgh County, Indiana.  Franchisee must open and operate the restaurants at the rate of one per year beginning in 2012 through 2015, with the final two restaurants to be opened in 2016.  The development fee for the ADA, payable by Franchisee to the Company, is $50,000.

The ADA includes a Developer Incentive Package Addendum that provides that the Company will waive the royalty due under any franchise agreements during the first 52 weeks of operation of a restaurant that is opened on time in accordance with the development schedule.  It also provides Franchisee with a right of first refusal for development rights to adjacent territory.  These incentives are available only with regard to the initial six restaurants contemplated by the ADA.

BDFC (as Franchisor) simultaneously entered into a Franchise Agreement (“Franchise Agreement”) with Franchisee for the purpose of operating a Bagger Dave’s restaurant to be located at 2106 William Street #300, Cape Girardeau, Missouri 63701.  The restaurant is scheduled to open in March of 2012.

The initial term of the Franchise Agreement is 15 years and Franchisee has the option to renew for an additional 10 years, provided that it is in compliance with the terms of the Franchise Agreement.  The Franchise Agreement requires Franchisee to pay an initial franchise fee of $30,000 upon execution, plus an ongoing royalty fee equal to 5% of gross sales to be paid weekly.  This royalty fee will be abated during the first 52 weeks of operation provided that the restaurant opens before November 11, 2012.  The Franchise Agreement also provides that Franchisee will pay an advertising fee as determined by the Company, but not to exceed 3% of gross sales.  The advertising fee is currently set at 2% of gross sales and is payable weekly.

Item 9.01  Financial Statements and Exhibits

(d)           The following exhibits are included with this Report:

Exhibit 10.1	Area Development Agreement dated November 17, 2011 by and between Bagger Dave’s Franchising Corporation and BD’s Restaurant Group, LLC

Exhibit 10.2	Franchise Agreement dated November 17, 2011 by and between Bagger Dave’s Franchising Corporation and BD’s Restaurant Group, LLC

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: November 23, 2011	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)